UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

April 21, 2020

FIRST REAL ESTATE INVESTMENT TRUST OF NEW JERSEY

(Exact name of registrant as specified in charter)

New Jersey	000-25043	22-1697095
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

505 Main Street, Hackensack, New Jersey	07601
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (201) 488-6400

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Shares of beneficial interest, without par value	FREVS	OTC Pink Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 – Corporate Governance and Management

Item 5.07 Submission of Matters to a Vote of Security Holders

A special meeting in lieu of annual meeting of shareholders (the “Special Meeting”) of First Real Estate Investment Trust of New Jersey (the “Trust”) was held on April 21, 2020. The following matters were submitted to the shareholders of the Trust at the Special Meeting for their approval:

Approval of Purchase and Sale Agreement:

The proposal to approve the Purchase and Sale Agreement dated January 14, 2020 by and among the Trust and certain of its affiliates and Sinatra Properties LLC, as amended, and the transactions contemplated thereby, was approved by the shareholders of the Trust, with the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
4,716,482	1,100	0	1,314,408

Approval of Plan of Voluntary Liquidation:

The proposal to approve the Plan of Voluntary Liquidation approved by the Board of Trustees of the Trust on January 14, 2020 was approved by the shareholders of the Trust, with the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
4,707,882	9,700	0	1,314,408

Election of Trustees:

The shareholders of the Trust elected Robert S. Hekemian, Jr. and David F. McBride to serve Trustees of the Trust for three-year terms, with the following votes:

Name	Votes For	Votes Withheld	Abstentions	Broker Non-Votes
Robert S. Hekemian	4,706,290	11,292	--	1,314,408
David F. McBride	4,579,074	138,508	--	1,314,408

Approval of Advisory Resolution Approving Executive Compensation:

The advisory resolution approving the compensation of the Trust’s executive officers as disclosed in the Trust’s proxy statement for the Special Meeting pursuant to the requirements of Section 14A of the Securities Exchange Act of 1934, as amended, and the rules promulgated thereunder, was approved by the shareholders of the Trust, with the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
4,182,957	490,939	43,686	1,314,408

Ratification of Independent Registered Public Accountants:

The ratification of the Audit Committee’s appointment of EisnerAmper LLP as the Trust’s independent registered public accountants for the fiscal year ending October 31, 2020 was approved by the shareholders of the Trust, with the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
6,023,310	5,600	3,080	0

Approval of Adjournment:

The proposal to adjourn the Special Meeting, if necessary, to solicit additional votes to approve the Purchase and Sale Agreement, as amended, and the transactions contemplated thereby, or the Plan of Voluntary Liquidation, or both, was approved by the shareholders of the Trust, with the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
4,496,572	174,530	46,480	1,314,408

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST REAL ESTATE INVESTMENT TRUST OF NEW JERSEY
(Registrant)

By:	/s/ Robert S. Hekemian, Jr.
Robert S. Hekemian, Jr.
President and Chief Executive Officer

Date: April 22, 2020